STOCKHOLDERS' EQUITY - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
STOCKHOLDERS' EQUITY

10. STOCKHOLDERS' EQUITY

Share Repurchase Program

        In September 2011, the Company announced that its Board of Directors had increased authorization under the share repurchase program to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with Securities and Exchange Commission ("SEC") Rule 10b5-1, among other types of transactions and arrangements. The share repurchase program may be increased, suspended or discontinued at any time.

        During the three months ended September 30, 2012, the Company repurchased 22,494 shares or approximately $1.8 million of its common stock under the share repurchase program at an average price of $79.74 per share. During the nine months ended September 30, 2012, the Company repurchased 1,821,137 shares or approximately $129.1 million ($100 million of which was pre-funded in November 2011 under a forward stock repurchase agreement) of its common stock under this share repurchase program at an average price of $70.91 per share. As of September 30, 2012, approximately $271 million remained available for further purchases of the Company's common stock under this share repurchase program. Share repurchases are subject to applicable limitations under the Revolving Credit Facility, which as of September 30, 2012, permitted additional share repurchases totaling approximately $344 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate Swap	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2012	$(8,488)	$871	$(7,617)
Interest rate swap, net of tax	8,488	—	8,488
Foreign currency translation adjustment	—	5,491	5,491

Balance, September 30, 2012	$—	$6,362	$6,362

        The cash flow hedge amount deferred into AOCI is related to the derivatives used to manage the interest rate risk, associated with the Company's vehicle-related debt, which was terminated and is being recognized into earnings along with the interest payments the derivatives were designated to hedge. See Note 8 for further discussion.

13. STOCKHOLDERS' EQUITY

Share Repurchase Program

        On September 26, 2011, the Company announced that its Board of Directors had increased the authorization of the share repurchase program previously announced on February 24, 2011 of up to $100 million to up to $400 million. The share repurchase program is discretionary and has no expiration date. Subject to applicable law, the Company may repurchase shares through forward stock repurchase agreements, accelerated stock buyback programs, directly in the open market, in privately negotiated transactions, or pursuant to derivative instruments or plans complying with SEC Rule 10b5-1, among other types of transactions and arrangements. Additionally, share repurchases are subject to applicable limitations under the Senior Secured Credit Facilities, which as of December 31, 2011, permitted share repurchases totaling approximately $280 million, after giving effect to the $100 million forward stock repurchase plan pre-funded in November 2011. The New Revolving Credit Facility contains limitations on share repurchases. See Note 8 for further discussion. Although payments were funded in 2011 for share repurchases under the forward stock repurchase agreement described below, no shares were repurchased under the share repurchase program as of December 31, 2011.

        On November 3, 2011, the Company entered into and pre-funded a forward stock repurchase agreement with Goldman Sachs & Co. ("Goldman") under which the Company agreed to acquire $100 million of Company common stock. The Company currently expects to repurchase shares in 2012 under the remaining authorization of the share repurchase program. The share repurchase program may be increased, suspended or discontinued at any time.

        On February 7, 2012, the Company settled the $100 million forward stock repurchase agreement that was executed on November 3, 2011 and acquired 1,451,193 shares of common stock at an average share price of approximately $68.91.

Shareholder Rights Plan

        On May 18, 2011, the Company adopted a shareholder rights plan (the "Rights Plan") under which the Company's shareholders will receive rights to purchase shares of a new series of preferred stock in certain circumstances. Under the provisions of the Rights Plan, which has an expiration date of May 30, 2012, the rights will be exercisable if a person or group, without the Company's approval, acquires 20% or more of the Company's common stock or announces a tender offer which results in the ownership of 20% or more of the Company's common stock. The rights also will be exercisable if a person or group that already owns 20% or more of the Company's common stock, without the Company's approval, acquires any additional shares. If the rights become exercisable, all rights holders (other than the person triggering the rights) will be entitled to acquire the Company's common stock at a 50% discount.

        On February 17, 2012, the Company extended the Rights Plan for one year, which now expires on May 30, 2013.

Public Stock Offering

        In October 2009, the Company entered into a terms agreement with certain underwriters to issue and sell 5,750,000 shares of the Company's common stock, par value $0.01 per share, at a price to the public of $19.25 per share. The Company also granted the underwriters an option to purchase up to an additional 862,500 shares of common stock. The sale was made pursuant to the Company's registration statement on Form S-3 filed with the Securities and Exchange Commission. The sale of the initial shares closed on November 3, 2009, and the sale of the additional shares pursuant to the underwriters' option to purchase additional shares closed on November 11, 2009. The 6,612,500 shares issued resulted in $120.6 million of net proceeds to the Company after deducting underwriting discounts, commissions and expenses of the offering of $6.6 million.

Accumulated Other Comprehensive Income (Loss)

        The components of accumulated other comprehensive income (loss) are as follows:

	Interest Rate SWAP	Foreign Currency Translation	Accumulated Other Comprehensive Income (Loss)
	(In Thousands)
Balance, January 1, 2009	$(32,952)	$3,564	$(29,388)
Interest rate swap and cap adjustment, net of tax	8,662	—	8,662
Foreign currency translation adjustment	—	2,352	2,352

Balance, December 31, 2009	(24,290)	5,916	(18,374)
Interest rate swap and cap adjustment, net of tax	5,543	—	5,543
Foreign currency translation adjustment	—	502	502

Balance, December 31, 2010	(18,747)	6,418	(12,329)
Interest rate swap and cap adjustment, net of tax	10,259	—	10,259
Foreign currency translation adjustment	—	(5,547)	(5,547)

Balance, December 31, 2011	$(8,488)	$871	$(7,617)